UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

TITAN MACHINERY INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

644 East Beaton Drive, West Fargo ND 58078-2648
(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TITN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the 2024 annual meeting of stockholders (the "Annual Meeting") of Titan Machinery Inc. (the "Company") held on June 3, 2024, the Company's stockholders approved the Second Amended and Restated Titan Machinery Inc. 2014 Equity Incentive Plan (the "Plan"). The Company's Board of Directors had unanimously previously approved the Plan on April 15, 2024, subject to receipt of stockholder approval. A description of the Plan was set forth in the Company's 2024 definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2024 under the heading "Approval of the Second Amended and Restated Titan Machinery Inc. 2014 Equity Incentive Plan (Proposal 4)," which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Current Report on Form 8-K as exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 3, 2024. The votes cast with respect to each item of business properly presented at the meeting are as follows:
Proposal No. 1 — The stockholders elected the following Class II nominees to the Board of Directors for a three-year term.

	For	Withheld	Broker Non-Votes
Stan Erickson	16,751,140	1,248,311	1,217,602
Jody Horner	17,241,725	757,726	1,217,602
Richard Mack	17,242,373	757,078	1,217,602

Proposal No. 2 — The stockholders adopted the non-binding resolution approving the compensation of the Company’s Named Executive Officers as described in the Company’s 2024 Proxy Statement.

For	Against	Abstained	Broker Non-Votes
17,372,407	601,738	25,306	1,217,602

Proposal No. 3 —The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Registered Independent Public Accounting Firm for the fiscal year ended January 31, 2025.

For	Against	Abstained	Broker Non-Votes
19,038,798	168,248	10,007	-

Proposal No. 4 —The stockholders approved the Plan.

For	Against	Abstained	Broker Non-Votes
15,946,265	2,033,495	19,691	1,217,602

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

10.1    Second Amended and Restated Titan Machinery Inc. 2014 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 4, 2024

TITAN MACHINERY INC.

By	/s/ Robert Larsen
Robert Larsen
Chief Financial Officer